Supplement to Prospectus/Proxy Statement
                     Dated February 20, 2004 regarding the:

Acquisition of the Assets of:                        By and in Exchange for the Shares of:

Orchard DJIASM Index Fund                            Maxim S&P 500 Index(R) Portfolio
Orchard S&P 500 Index(R) Fund                        Maxim S&P 500 Index(R) Portfolio
Orchard Nasdaq-100 Index(R) Fund                     Maxim S&P 500 Index(R) Portfolio
Orchard Index 600 Fund                               Maxim Index 600 Portfolio

each a series of:                                    each a series of:

Orchard Series Fund                                  Maxim Series Fund, Inc.
8515 E. Orchard Road                                 8515 E. Orchard Road
Greenwood Village, Colorado 80111                    Greenwood Village, Colorado 80111
(303) 737-3000                                       (303) 737-3000


The officers of Orchard Series Fund ("Orchard") have been advised that currently there are not sufficient shareholder votes with respect to the acquisition of the assets of the Orchard S&P 500 Index(R) Fund by Maxim S&P500 Index(R) Portfolio, Orchard Nasdaq-100 Index(R) Fund by Maxim S&P 500 Index(R) Portfolio, and Orchard Index 600 Fund by Maxim S&P 600 Portfolio. Consequently, Orchard intends to make arrangements to solicit by telephone the voting instructions of shareholders of the Orchard S&P 500 Index(R), Orchard Nasdaq-100 Index(R) and Orchard Index 600 Funds. All costs associated with the telephone solicitation will not exceed an approximate fee of $2,000 in addition to out-of-pocket expenses, all of which costs will be borne by GW Capital Management, LLC (investment adviser to Orchard) or one of its affiliates.

                                    IMPORTANT
                  YOUR VOTING INSTRUCTIONS ARE URGENTLY NEEDED

For voice mail/answering machine messages:
Hello, this is ______________ calling on behalf of Orchard Series Fund in connection with the shares you own of the [Orchard Index 600 Fund/Orchard S&P 500 Index Fund/Orchard Nasdaq-100 Fund]. Recently, you should have received material in the mail concerning the Special Meeting of Shareholders scheduled to be held on Monday, March 29, 2004. At your earliest convenience, please sign, date and return the Voting Instruction Card in the envelope provided or follow the instructions provided on the new voting instruction card we recently mailed to you in order to vote by telephone. If you have any questions or need proxy materials please call (xxx) xxx-xxxx. Thank you for your consideration.

For when you reach someone in person:

Hello, this is _____________ calling on behalf of Orchard Series Fund in connection with the shares you own of the [Orchard Index 600 Fund/Orchard S&P 500 Index Fund/Orchard Nasdaq-100 Fund]. May I please speak to
-------------------------?

The Board of Trustees of the [Orchard Index 600 Fund/Orchard S&P 500 Index Fund/Orchard Nasdaq-100 Fund] mailed a Prospectus/Proxy Statement, dated February 20, 2004, that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?

Have you received the proxy materials in the mail?

         (check mailing address if the response is "no." End telephone call with "We will mail you a copy of the proxy materials and, if it is convenient, we will follow up with you in a few days.")

 Are you familiar with the proposal? May I assist you with any questions?

         (see Q&A attached)

Although the Boards of Trustees of Orchard Series Fund approved the Reorganization, your voting instructions are important. Please take the time today to mail us your signed, dated and completed voting instruction card or follow the instructions provided on the new voting instruction card we recently mailed to you in order to vote by fax.

Thank you for your time and have a good day.

Frequently Asked Questions

Q:       Why is the Reorganization being proposed?

         The [Orchard Index 600 Fund/Orchard S&P 500 Index Fund/Orchard Nasdaq-100 Index Fund is a small fund without prospects for growth; therefore, it is not expected that it can satisfactorily be managed to track its benchmark index or be managed on a cost-effective basis in the future. As well, the restructuring is designed to eliminate the offering of overlapping investments with similar investment objectives and investment strategies that serve as funding vehicles for qualified plans. The Reorganization is intended to provide you with an investment alternative with a competitive expense level. After considering a variety of other factors, including past performance of the [Maxim Index 600 Portfolio and the Orchard Index 600 Fund/Maxim S&P 500 Index Portfolio and the Orchard S&P 500 Index Fund/ Maxim S&P 500 Index Portfolio and the Orchard Nasdaq-100 Fund, similarity of investment objectives and policies and the absence of any dilution or adverse tax consequences to shareholders with values allocated to the Money Market Portfolio, the Board of Trustees or Orchard Series Fund approved the Reorganization and unanimously recommends that you give voting instructions in favor of the proposal.

Q:       If the Reorganization is approved, what will happen?

         If the Reorganization is approved by the shareholders all of the substantially all of the assets and liabilities of the [Orchard Index 600 Fund would be transferred to the Maxim Index 600 Portfolio/Orchard S&P 500 Index Fund would be transferred to the Maxim S&P 500 Index Portfolio/ Orchard Nasdaq-100 Index Fund would be transferred to the Maxim S&P 500 Index Portfolio. The [Orchard Index 600 Fund/Orchard S&P 500 Index Fund/Orchard Nasdaq-100 Fund] would then be liquidated. After the Reorganization is completed, your account value(s) will have the same total value in the Maxim Portfolio as the Orchard Fund shares you owned immediately before the Reorganization is completed. The Reorganization is scheduled to be completed on April 23, 2004.

Q: What will be the effect on the investment strategies associated with my investment if the proposed changes are approved?

Orchard Index 600 Fund (in exchange for Maxim Index 600 Portfolio) and Orchard S&P 500 Index Fund (in exchange for Maxim S&P 500 Index Portfolio):

         These two funds have identical investment objectives and principal investment strategies and track the same benchmark index.

Orchard Nasdaq-100 Fund (in exchange for Maxim S&P 500 Index Portfolio):

          These two funds have similar principal investment strategies, but track different benchmark indexes. Although both funds generally track indexes that are composed of stocks of large capitalization companies, the Orchard Nasdaq-100 Fund may be more volatile due to its concentration of holdings in technology stocks in that in a technology downturn or upturn, the Orchard Nasdaq-100 Fund would be more likely to have steeper losses and higher returns, respectively, than the Maxim S&P 500 Index Portfolio.

Q:       How will fees and expenses be affected?

         The funds have the identical fee structure - 0.60% total annual portfolio operating expenses.


Q:       Will there be any change in who manages the investment portfolio?

           No. GW Capital Management, LLC (doing business as Maxim Capital Management, LLC) is the investment adviser for both Orchard Series Fund and Maxim Series Fund. For all equity index funds, Maxim Capital Management has retained BNY Investment Advisors (a division of the Bank of New York) to provide the day-to-day management of the index funds for both Orchard Series Fund and Maxim Series Fund.


Q:       Who will pay for the Reorganization?

The costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by GW Capital Management LLC (doing business as Maxim Capital Management), the investment adviser to Orchard Series Fund and Maxim Series Fund.

Q:       How will accountholder services change?

         There will be no change to your accountholder services.

Q: What if I do not give voting instructions or give instructions to vote against the Reorganization, yet approval of the Reorganization is obtained?

         Your shares of the [Orchard Index 600 Fund would be exchanged and redeemed for shares of the Maxim Index 600 Portfolio] [Orchard S&P 500 Index Fund would be exchanged and redeemed for shares of the Maxim S&P 500 Index Portfolio] [Orchard Nasdaq-100 Index Fund would be exchanged and redeemed for shares of the Maxim S&P 500 Index Portfolio].

Q:       What do I need to do?

         Please read the Prospectus/Proxy Statement, dated February 20, 2004, which was mailed to you and please give voting instructions. Your voting instructions are important! Accordingly, please sign, date and mail the voting instruction card promptly in the enclosed return envelope as soon as possible after reviewing the Prospectus/Proxy Statement or follow the instructions provided to you to fax your voting instructions.

Q:       May I attend the Meeting in person?

         Yes, you may attend the Meeting in person. If you complete a voting instruction card and subsequently attend the Meeting, your voting instructions may be revoked. Therefore, to ensure your voting instructions are counted, I urge you to mail us your signed, dated and completed voting instruction card even if you plan to attend the Meeting.